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                                  EXHIBIT 10.6

                              SECOND AMENDMENT TO
                         FINANCIAL MONITORING AGREEMENT


This Second Amendment to Financial Monitoring Agreement (the "SECOND AMENDMENT") is made effective as of 22 November 1997, by and between H. F. Boeckmann II ("BOECKMANN") and ALPNET, Inc., a Utah corporation ("ALPNET" or the "COMPANY").

                               R E C I T A L S :
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WHEREAS, effective 31 March 1994, Boeckmann and ALPNET entered into a "Financial
Monitoring Agreement" (the "ORIGINAL AGREEMENT"); and

WHEREAS, pursuant to the terms of Paragraph 5.3 of the Original Agreement, the Original Agreement may not be amended or modified except by a written instrument signed by all parties affected thereby; and

WHEREAS, by means of a "First Amendment to Financial Monitoring Agreement" dated 15 September 1995 (the "FIRST AMENDMENT"), the parties amended the Original Agreement; and

WHEREAS, each of the parties desire to again modify the Original Agreement, as previously amended.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein set forth, the monetary consideration herein recited and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                               A M E N D M E N T:
                               - - - - - - - - -

A.  AMENDMENT TO PARAGRAPH 4.3.  The parties hereby expressly revoke and delete
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in its entirety Paragraph 4.3 of the Original Agreement, as amended by the First
Amendment, and hereby insert the following in lieu thereof:

4.3. Boeckmann's direct and indirect holdings of ALPNET Common Stock and Common Stock equivalents constitutes less than ten percent (10%) of the issued and outstanding shares of ALPNET Common Stock and Common Stock equivalents. For purposes of calculating Boeckmann's direct and indirect holdings, (i) "DIRECT" holdings are those held in Boeckmann's name or in the name of a bank, broker or nominee for the account of Boeckmann, or held by Boeckmann as a joint tenant, tenant in common, tenant by the entirety, or as community property, and (ii) "INDIRECT" holdings are those held by an entity which is an affiliate of Boeckmann. For purposes of this Agreement, the term "affiliate" shall mean any entity created and/or controlled by Boeckmann.

B.  NO OTHER MODIFICATIONS.  Except as expressly and specifically modified
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herein, all of the other terms and conditions of the Original Agreement, as amended by the First Amendment, shall remain absolutely unchanged and in full force and effect; provided, however, that no provision of the Original Agreement or the First Amendment shall be interpreted in such a manner as to be inconsistent with this Second Amendment.

C.  COUNTERPARTS.  This Second Amendment may be signed in any number of
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counterparts with the same effect as if the signatures upon any counterpart were upon the same instrument. All signed counterparts shall be deemed to be one original.

IN WITNESS WHEREOF, the parties have signed this Second Amendment effective as of the day and year first set forth above.
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                                          \s\ H.F. Boeckmann, II
                                       ----------------------------
                                          H. F. BOECKMANN, II

                                       ALPNET, INC., a Utah Corporation

                                       By:\s\ John W. Wittwer
                                       ----------------------------
                                          JOHN W. WITTWER
                                          Executive Vice President